UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2007

Avenue Entertainment Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12885	95-4622429
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 White Plains Road, Suite 425
Tarrytown, New York 10591
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 914/631-5265

10 West 66th Street,
New York, New York 10023
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Previous Auditor. By letter dated September 18, 2007, Eisner, LLP (Eisner), the former auditors and accountants of Avenue Entertainment Group, Inc. (the “Company”), resigned, effective immediately. Eisner has not prepared a report on the financial statements of the Company for either of the past two years. Eisner’s involvement has been limited to reviewing the Company’s quarterly report on Form 10-QSB for the quarterly period ended September 30, 2007. The decision to change accountants was approved by the board of directors.

During the period of their engagement, commencing on October 11, 2005, and through the date of resignation, there were no disagreements, resolved or not, with Eisner on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years.

During the fiscal years ended December 31, 2006 and 2005, and in the subsequent interim periods through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided Eisner with a copy of this current report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (SEC), and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Eisner is filed as Exhibit 16.1 to this Form 8-K.

Appointment of New Auditor. On September 14, 2007, the Company engaged Raiche Ende Malter & Co. LLP (Riche Ende) as its independent registered public accounting firm for the Company’s fiscal years ended December 31, 2006 and 2005. The decision to engage Raich Ende as the Company’s independent registered public accounting firm was approved by the Company’s board of directors.

During the years ended December 31, 2006 and 2005, and the subsequent interim periods through the date hereof, we have not, nor has any person on our behalf, consulted with Raich Ende regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Raich Ende provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former independent accountant.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Eisner, LLP to the U.S. Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE ENTERTAINMENT GROUP, INC.

Date: September 24, 2007	By:	/s/ Jerry Feldman
Jerry Feldman
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Eisner, LLP to the U.S. Securities and Exchange Commission regarding change in certifying accountant.